Exhibit 10.2

BASIC LEASE INFORMATION:

LEASE DATE:

April 1, 2009

LANDLORD:

FGBP, LLC

ADDRESS OF LANDLORD:

675 West 14600 South, Bluffdale, Utah 84065

TENANT:

Flexpoint Sensor Systems, Inc

ADDRESS OF TENANT:

12200 So. Business Park Dr. 106 West, Draper, Utah 84020

CONTACT:

Clark Mower, Tom Strong

TELEPHONE:

801 568-5111

PREMISES:

Approximately 11,639 rentable square feet.

LEASE TERM:

Thirty three (33) Months,

Commencing April 1, 2009

Terminating December 31, 2011

TOTAL RENT:

$ 7,950.00 per month April 1, 2009-Dec. 31, 2010

$ 8,450.00 per month January 1, 2011-Dec. 31, 2011

OPERATING COSTS:

Landlord shall pay Taxes, Insurance and Common Area Maintenance for Building. Tenant shall pay own janitorial, own utilities and interior maintenance and repairs.

The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. In the event of any conflict between any Basic Lease Information and Lease, the latter shall control.

LANDLORD:

TENANT:

FGBP, LLC

Flexpoint Sensor Systems, Inc.

By:   /s/ Don Watkins, Mgr.

By:   /s/ Clark Mower

   Don Watkins

Date:  5-7-09

Date:  5/8/09